IPC FUNDS
                        SUPPLEMENT DATED AUGUST 17, 2004
                      TO PROSPECTUS DATED OCTOBER 28, 2003

         IPC Funds (the "Trust") consists of three investment portfolios: WWW Internet Fund, Growth Flex Fund and Market Opportunities Fund (each a "Fund" and together the "Funds"). The Trust has outstanding several classes of shares representing an interest in each Fund. This Supplement contains information for the holders of the shares of each Fund.

         PRIOR BOARD ACTIONS

         As more fully described in the Prospectus Supplement dated July 30, 2004, the board of trustees of the Trust (the "Board"), including the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or of IPC Advisors, Inc. (the "Independent Trustees"), undertook a review and evaluation of the future operations of the Trust in light of the size of the Funds, the expense ratios of the Funds, and the investment performance of the Funds. Based on this review, the Board, including all of the Independent Trustees, determined that the long-term interests of shareholders of each Fund would be best served if the Funds did not continue operations in their present form and if each Fund was either acquired by (or merged into) another similar mutual fund or was liquidated.

         BOARD DECISION TO TERMINATE THE FUNDS BY LIQUIDATION

         Since July 30, 2004, the Board has met several times to consider acquisition or liquidation options for each Fund. In the course of considering these options, the Board reviewed and evaluated preliminary proposals from several other mutual fund organizations in which one or more of their funds would acquire the assets and liabilities of the Funds (the "merger proposals"). During this time, the Board has continued to monitor and evaluate the impact on each Fund and its shareholders of market activity, shareholder redemptions and expenses associated with the Fund's continued operations.

         At a meeting held on August 16, 2004, the Board, including the Independent Trustees, determined that, based on these evaluations, (1) it is not in the best interests of the shareholders of any Fund to pursue any of the merger proposals and (2) it is in the best interests of the shareholders of each Fund to implement a plan to liquidate the Fund's assets and to terminate the Fund. As part of its review of the merger proposals, the Board considered, among other things, the preliminary terms of the merger proposals, the likelihood that a favorable merger plan could be negotiated, the estimated length of time that would be needed to complete any proposed merger, the estimated costs associated with any proposed merger (including the costs of the required shareholder meetings), the likely expectations of Fund shareholders, and the tax consequences to each Fund and its shareholders of a merger. Likewise, as part of its review of the liquidation/termination options, the Board considered, among other things, the length of time that would be needed to liquidate and close each Fund, the costs associated with the liquidation and termination of each Fund, and the tax consequences to each Fund and its shareholders of a liquidation/termination. As part of its decision-making process, the Board compared and contrasted the costs and benefits to shareholders of the various merger proposals as well as several liquidation/termination plans.

         In assessing the costs and benefits to each Fund's shareholders of the various options available, the Board's principal consideration was the relative time frames of the merger proposals versus the liquidation/termination options. The time necessary to carry out any of the merger proposals would likely be 45 to 90 days. In contrast, the liquidation/termination options would likely take less than 45 days. Recently, each of the Funds has experienced declines in net asset value due to continuing redemptions and, in the case of the WWW Internet Fund, a generally weak market for the types of securities in which it invests. The Board considered very carefully the impact of such declines in assets on the levels of expenses borne by remaining shareholders. In particular, the Board considered the expense burden in light of the expenses that it anticipates shareholders would bear under the merger proposals and liquidation/termination options. The Board determined that: (1) the likely costs to shareholders entailed by the merger proposals outweighed the prospective benefits, and (2) it was appropriate to implement a plan that would result in substantially all of the current shareholders of each Fund bearing that Fund's remaining expenses. Based on the foregoing, the Board, including a majority of the Independent Trustees, determined to implement the termination plan described below.



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         IMPLEMENTATION OF THE TERMINATION PLAN

         Effective as of the close of business on August 16, 2004, the Trust has closed each Fund to all new investments, including share exchanges with the other Funds, and has instructed the Trust's underwriter, Interactive Planning Corp., to take appropriate actions to implement this decision.

         On August 16, 2004, the Trust began the process of liquidating the portfolio securities of each Fund. The estimated expenses that each Fund will incur through the date of its termination were included in the calculation of the Fund's net asset value for August 16, 2004. Following the liquidation of each Fund's portfolio investments, the Trust plans to distribute the net assets of each Fund to the Fund's shareholders.

         MARKET OPPORTUNITIES FUND. For the Market Opportunities Fund, there will be one distribution of substantially all of the Fund's net assets as of August 19, 2004.

         GROWTH FLEX FUND. For the Growth Flex Fund, the Trust plans a two-step distribution. The Growth Flex Fund holds an illiquid investment that may take some time to sell at a favorable price. Therefore, the Trust intends to distribute most of the net assets of the Growth Flex Fund to the Fund's shareholders of record as of August 19, 2004, followed by a second distribution of the remaining net assets to shareholders after the illiquid investment has been sold. The Trust anticipates that the initial distribution will represent approximately 75% of the net asset value of the Growth Flex Fund. Each shareholder of the Growth Flex Fund should receive approximately 75% of the value of his or her investment in the Fund as of August 19, 2004. The Trust anticipates that, as soon as practicable after the sale of the illiquid investment held by the Growth Flex Fund, it will determine a final distribution date and make a final distribution to the Growth Flex Fund's shareholders of record on that date. A two-stage distribution should permit the Growth Flex Fund to dispose of all of its investments in an orderly manner and to maximize the assets available for distribution.

         WWW INTERNET FUND. For the WWW Internet Fund, the Trust also plans a two-step distribution. The WWW Internet Fund holds certain illiquid investments that may take some time to sell at a favorable price. Therefore, the Trust intends to distribute most of the net assets of the WWW Internet Fund to the Fund's shareholders of record as of August 19, 2004, followed by a second distribution of the remaining net assets to shareholders after the illiquid investments have been sold. The Trust anticipates that the initial distribution will represent approximately 75% of the net asset value of the WWW Internet Fund. Each shareholder of the WWW Internet Fund should receive approximately 75% of the value of his or her investment in the Fund as of August 19, 2004. The Trust anticipates that, as soon as practicable after the sale of the illiquid investments held by the WWW Internet Fund, it will determine a final distribution date and make a final distribution to the WWW Internet Fund's shareholders of record on that date. A two-stage distribution should permit the WWW Internet Fund to dispose of all of its investments in an orderly manner and to maximize the assets available for distribution.

         SHAREHOLDER REDEMPTIONS

         The Trust will honor redemption requests from shareholders of the Growth Flex Fund and the WWW Internet Fund during the period between the initial and final distribution; however, such redemptions may disrupt or prevent the orderly disposition of the illiquid investments held by the Growth Flex Fund and the WWW Internet Fund and force the Trust to sell them for less (perhaps significantly less) than their full value or to distribute the illiquid investments "in kind" (i.e., directly) to redeeming shareholders. Such a distribution to shareholders "in kind" may include securities whose disposition is restricted under applicable securities laws. IN ORDER TO AVOID SUCH A RESULT, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, REQUESTS THAT SHAREHOLDERS OF THESE TWO FUNDS REFRAIN, IF AT ALL POSSIBLE, FROM REQUESTING REDEMPTIONS DURING THE PERIOD BETWEEN THE INITIAL AND FINAL DISTRIBUTION.




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